Exhibit 99.1

Cardlytics Announces Fourth Quarter and Full Year 2017 Financial Results

Atlanta, GA – March 19, 2018 – Cardlytics, Inc., (NASDAQ: CDLX), a purchase intelligence platform that helps make marketing more relevant and measurable, today announced financial results for the fourth quarter and full year ended December 31, 2017.

“We are pleased to report solid fourth quarter and full year 2017 financial results, with annual 25% growth in Cardlytics Direct revenue. We are excited to begin a new chapter as a publicly traded company, and our 2017 performance reflects continued strong execution across the board, including increasing FI MAUs and expanding our base of advertisers and verticals,” said Scott Grimes, CEO & Co-Founder of Cardlytics. “Looking to 2018 and beyond, we are excited about the opportunities ahead of us for continued expansion of our purchase intelligence platform.”

Fourth Quarter 2017 Financial Results

•	Total revenue was $39.3 million compared to $36.4 million in the fourth quarter of 2016.

•	Cardlytics Direct revenue was $38.8 million, an increase of 22% compared to $31.8 million in the fourth quarter 2016.

•	GAAP net loss was $(4.1) million compared to a loss of $(7.0) million in the fourth quarter of 2016.

•	GAAP net loss attributable to common stockholders was $(4.4) million, or $(1.26) per share based on 3.50 million weighted-average common shares outstanding, compared to a loss of $(7.3) million, or $(2.82) per share based on 2.58 million weighted-average common shares outstanding in the fourth quarter of 2016.

•	Adjusted contribution, a non-GAAP metric, was $16.9 million compared to $15.1 million in the fourth quarter of 2016.

•	Adjusted EBITDA, a non-GAAP metric, was $0.5 million compared to a loss of $(0.2) million in the fourth quarter of 2016.

•	Non-GAAP net loss was $(2.6) million, or $(0.18) per share based on 14.14 million non-GAAP weighted-average common shares outstanding, compared to a loss of $(4.7) million, or $(0.41) per share based on 11.58 million non-GAAP weighted-average common shares outstanding in the fourth quarter of 2016.

Full Year 2017 Financial Results

•	Total revenue was $130.4 million compared to $112.8 million in 2016.

•	Cardlytics Direct revenue was $122.4 million, an increase of 25% compared to $97.8 million in 2016.

•	GAAP net loss was $(19.6) million, compared to a net loss of $(75.7) million in 2016.

•	GAAP net loss attributable to common stockholders was $(25.4) million, or $(7.86) per share based on 3.23 million weighted-average common shares outstanding, compared to a net loss of $(76.7) million, or $(32.48) per share based on 2.36 million weighted-average common shares outstanding in 2016.

•	Adjusted contribution, a non-GAAP metric, was $57.1 million compared to $46.5 million in 2016.

•	Adjusted EBITDA, a non-GAAP metric, was a loss of $(7.2) million compared to a loss of $(17.0) million in 2016.

•	Non-GAAP net loss was $(20.1) million, or $(1.51) per share based on 13.32 million non-GAAP weighted-average common shares outstanding, compared to a loss of $(29.1) million, or $(2.52) per share based on 11.57 million non-GAAP weighted-average common shares outstanding in 2016.

•	Cardlytics ended 2017 with $21.3 million in cash and cash equivalents, compared with $22.8 million at the end of 2016. Subsequent to December 31, 2017, Cardlytics closed its initial public offering on February 8, 2018, which generated net proceeds to Cardlytics of $66.1 million.

“We ended 2017 on a high note, delivering strong fourth quarter financial results. We are excited to enter 2018 as a public company and look forward to ongoing collaboration with our FI partners and continued traction among our advertisers,” said David Evans, CFO of Cardlytics.

Key Metrics

•	FI MAUs were 54.9 million in 2017, an increase of 25% compared to 43.9 million in 2016. FI MAUs were 58.7 million in the fourth quarter of 2017, an increase of 24% compared to 47.5 million in the fourth quarter of 2016.

•	ARPU was $2.23 in both 2017 and 2016. ARPU was $0.66 in the fourth quarter of 2017 compared to $0.67 in the fourth quarter of 2016.

*	Definitions of FI MAUs and ARPU are included below under the caption “Use of Non-GAAP Financial Measures.”

2018 Financial Expectations (in millions)

Cardlytics anticipates revenue and non-GAAP adjusted EBITDA to be in the following ranges:

	Q1 2018	Full year 2018
Revenue	$29.5 - 30.0	$157 -160
Non-GAAP adjusted EBITDA**	$(4.9) - (4.7)	$(12.6) - (11.4)
Estimated weighted average shares	17.5	19.8

**	With respect to our expectations above under the caption “2018 Financial Expectations,” a reconciliation of adjusted EBITDA to net loss on a forward looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure. We have provided a reconciliation of historical non-GAAP financial measures to the most comparable GAAP measures in the financial statement tables included in this press release. Adjusted EBITDA as presented above excludes the impact of any charges related to FI Share commitments as well as non-cash charges related to the issuance of equity instruments to our FI partners, which we expect to total $2.5 million in the first quarter of 2018, and otherwise reflects the definition of adjusted EBITDA as set forth under the caption “Use of Non-GAAP Financial Measures.”

Earnings Teleconference Information

Cardlytics will discuss its fourth quarter and full year 2017 financial results during a teleconference today, March 19, 2018, at 5:00 PM ET / 2:00 PM PT. The conference call can be accessed at (866) 385-4179 (domestic) or (210) 874-7775 (international), conference ID# 6078757. A replay of the conference call will be available through 8:00 PM ET / 5:00 PM PT on March 26, 2018 at (855) 859-2056 (domestic) or (404) 537-3406 (international). The replay passcode is 6078757. The call will also be broadcast simultaneously at http://ir.cardlytics.com/. Following the completion of the call, a recorded replay of the webcast will be available on Cardlytics’ website.

About Cardlytics

Cardlytics (NASDAQ: CDLX) uses purchase intelligence to make marketing more relevant and measurable. We partner with more than 2,000 financial institutions to run their banking rewards programs that promote customer loyalty and deepen banking relationships. In turn, we have a secure view into where and when consumers are spending their money. We use these insights to help marketers identify, reach, and influence likely buyers at scale, as well as measure the true sales impact of marketing campaigns. Headquartered in Atlanta, Cardlytics has offices in London, New York, Chicago and San Francisco. Learn more at www.cardlytics.com.

Cautionary Language Concerning Forward-Looking Statements:

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to our financial guidance for the first quarter of 2018 and full year 2018. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: our financial performance, including our revenues, margins, costs, expenditures, growth rates and operating expenses, and our ability to sustain revenue growth, generate positive cash flow and become profitable; risks related to our substantial dependence on its Cardlytics Direct product; risks related to our substantial dependence on Bank of America, N.A. and a limited number of other financial institution partners; the amount and timing of budgets by advertisers, which are affected by budget cycles, economic conditions and other factors; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new FI partners and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing financial institutions and retailers, and develop and launch new services and features; our significant amount of debt, which may affect our ability to operate the business and secure additional financing in the future, and other risks detailed in the “Risk Factors” section of our prospectus filed pursuant to Rule 424(b)(4) under the Securities Act of 1933 on February 9, 2018 and in subsequent periodic reports that we file with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

Use of Non-GAAP Financial Measures

To supplement the financial measures presented in our press release and related conference call or webcast in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance: adjusted contribution, adjusted EBITDA, non-GAAP net loss and non-GAAP loss per share.

A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.

We have presented adjusted contribution, adjusted EBITDA, non-GAAP net loss and non-GAAP net loss per share as non-GAAP financial measures in this press release. We define adjusted contribution as our revenue less our FI Share and other third-party costs. We define adjusted EBITDA as our net loss before income tax benefit; interest expense, net; depreciation and amortization; stock-based compensation expense; change in fair value of warrant liability; change in fair value of convertible promissory notes; foreign currency (gain) loss; loss on extinguishment of debt; costs associated with financing events; restructuring costs; amortization and impairment of deferred FI implementation costs; and termination of U.K. agreement expense. We define non-GAAP net loss as our net loss before stock-based compensation expense; change in fair value of warrant liability; change in fair value of convertible promissory notes; foreign currency (gain) loss; loss on extinguishment of debt; costs associated with financing events; restructuring costs; and termination of U.K. agreement expense. We define non-GAAP net loss per share as non-GAAP net loss divided by non-GAAP weighted-average common shares outstanding, basic and diluted, which includes our GAAP weighted-average common shares outstanding, basic and diluted, and our weighted-average preferred shares outstanding, assuming conversion.

We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing operating performance.

*	We define FI monthly active users (“FI MAUs”), as unique customers of our financial institution (“FI”) partners that logged in and visited the online or mobile banking applications of, or opened an email from, our FI partners during a monthly period. We then calculate a monthly average of FI MAUs for the periods presented above. We define average revenue per user (“ARPU”), as the total GAAP Cardlytics Direct revenue generated in the applicable period, divided by the average number of FI MAUs in the applicable period.

CARDLYTICS, INC.

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands)

	Year Ended
	December 31,
	2017	2016
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$21,262	$22,838
Restricted cash	—	130
Accounts receivable, net	48,348	42,042
Other receivables	2,898	1,774
Prepaid expenses and other assets	2,121	1,540

Total current assets	74,629	68,324
PROPERTY AND EQUIPMENT, net	7,319	8,345
INTANGIBLE ASSETS, net	528	476
CAPITALIZED SOFTWARE DEVELOPMENT COSTS, net	433	—
DEFERRED FI IMPLEMENTATION COSTS, net	13,625	8,451
OTHER LONG-TERM ASSETS	4,224	1,263

Total assets	$100,758	$86,859

LIABILITIES AND STOCKHOLDER’S DEFICIT
CURRENT LIABILITIES:
Accounts payable	1,554	2,369
Accrued liabilities:
Accrued compensation	4,638	3,122
Accrued expenses	4,615	4,410
FI Share liability	23,914	23,109
Consumer Incentive liability	7,242	5,857
Deferred billings	132	638
Short-term debt:
Capital leases	44	99

Total current liabilities	$42,139	$39,604

LONG-TERM LIABILITIES:
Deferred liabilities	3,670	4,071
Warrant liability	10,230	2,197
Long-term debt, net of current portion:
Lines of credit	25,081	15,652
Term loans	31,830	23,715
Capital leases	57	101
Convertible promissory notes (recognized at fair value through net loss)	—	8,662
Convertible promissory notes—related parties (recognized at fair value through net loss)	—	63,670

Total long-term liabilities	$70,868	$118,068

Total redeemable convertible preferred stock	$196,437	$146,022

STOCKHOLDER’S DEFICIT:
Common stock	—	—
Additional paid-in capital	58,693	29,867
Accumulated other comprehensive income	1,066	2,102
Accumulated deficit	(268,445)	(248,804)

Total stockholders’ deficit	(208,686)	(216,835)

Total liabilities and stockholders’ deficit	$100,758	$86,859

CARDLYTICS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
REVENUE	$39,266	$36,421	$130,365	$112,821
COSTS AND EXPENSES:
FI Share and other third-party costs	22,361	21,299	73,247	66,285
Delivery costs	1,917	1,398	7,012	6,127
Sales and marketing expense	8,473	8,411	31,927	31,261
Research and development expense	2,623	2,801	12,150	13,902
General and administrative expense	5,362	5,115	20,100	21,355
Depreciation and amortization expense	725	787	3,028	4,219
Termination of U.K. agreement expense	—	—	—	25,904

Total costs and expenses	41,461	39,811	147,464	169,053

OPERATING LOSS	(2,195)	(3,390)	(17,099)	(56,232)

OTHER INCOME (EXPENSE):
Interest expense, net	(1,812)	(2,547)	(8,239)	(6,170)
Change in fair value of warrant liability	(169)	(671)	(581)	(32)
Change in fair value of convertible promissory notes	—	32	(1,244)	(786)
Change in fair value of convertible promissory notes—related parties	—	190	6,213	(10,091)
Other income (expense), net	120	(659)	1,309	(2,385)

Total other expense	(1,861)	(3,655)	(2,542)	(19,464)

LOSS BEFORE INCOME TAXES	(4,056)	(7,045)	(19,641)	(75,696)
INCOME TAX BENEFIT	—	—	—	—

NET LOSS	$(4,056)	$(7,045)	$(19,641)	$(75,696)
Adjustments to the carrying value of redeemable convertible preferred stock	(360)	(241)	(5,743)	(982)

Net loss attributable to common stockholders	$(4,416)	$(7,286)	$(25,384)	$(76,678)

Net loss per share attributable to common stockholders, basic and diluted	$(1.26)	$(2.82)	$(7.86)	$(32.48)

Weighted-average common shares outstanding, basic and diluted	3,498	2,582	3,230	2,361

CARDLYTICS, INC.

STOCK-BASED COMPENSATION EXPENSE

(Amounts in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
Delivery costs	$56	$28	$202	$96
Sales and marketing expense	504	327	1,894	1,153
Research and development expense	260	155	951	574
General and administrative expense	620	696	2,100	1,624

Total stock-based compensation expense	$1,440	$1,206	$5,147	$3,447

CARDLYTICS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands)

	Year Ended
	December 31,
	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(19,641)	$(75,696)
Adjustments to reconcile net loss to net cash used in operating activities:
Increase in allowance for doubtful accounts	73	1,100
Depreciation and amortization expense	3,028	4,219
Amortization of financing costs charged to interest expense	560	297
Accretion of debt discount charged to interest expense	6,889	4,368
Stock-based compensation expense	5,147	3,447
Termination of U.K. agreement expense	—	25,904
Change in fair value warrant liability	581	32
Change in fair value of convertible promissory notes	1,244	786
Change in fair value of convertible promissory notes—related parties	(6,213)	10,091
Other non-cash expenses	451	6,809
Change in operating assets and liabilities:
Accounts receivable	(7,503)	(5,789)
Prepaid expenses and other assets	(666)	(529)
Deferred FI implementation costs	(6,800)	(8,200)
Accounts payable	(1,907)	(1,234)
Other accrued expenses	466	(3,940)
Payable to related party, net	—	(459)
FI Share liability	804	8,482
Consumer incentive liability	1,385	(2,186)

Total adjustment	(2,461)	43,198

Net cash used in operating activities	$(22,102)	$(32,498)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property and equipment	(1,215)	(1,827)
Acquisition of intangible assets	(60)	(72)
Capitalized software development costs	(372)	(646)

Net cash used in investing activities	$(1,647)	$(2,545)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of debt	12,500	46,794
Proceeds from issuance of debt — related parties	—	19,485
Principal payments of debt	(99)	(32,346)
Proceeds from issuance of common stock	230	279
Proceeds from issuance of Series G preferred stock	11,940	—
Equity issuance costs	(2,668)	(1,674)
Debt issuance costs	(142)	(1,417)
Debt extinguishment costs	—	(312)

Net cash from financing activities	$21,761	$30,809

Effect of exchange rates on cash, cash equivalents and restricted cash	282	(407)

Net decrease in cash, cash equivalents and restricted cash	(1,706)	(4,641)
Cash, cash equivalents and restricted cash - beginning of period	22,968	27,609

Cash, cash equivalents and restricted cash - end of period	$21,262	$22,968

CARDLYTICS, INC.

RECONCILIATION OF GAAP REVENUE TO NON-GAAP ADJUSTED CONTRIBUTION

(Amounts in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
Revenue	$39,266	$36,421	$130,365	$112,821
Minus:
FI Share and other third-party costs	22,361	21,299	73,247	66,285

Adjusted contribution	$16,905	$15,122	$57,118	$46,536

CARDLYTICS, INC.

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED EBITDA

(Amounts in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
Net loss	$(4,056)	$(7,045)	$(19,641)	$(75,696)
Plus:
Income tax benefit	—	—	—	—
Interest expense, net	1,812	2,547	8,239	6,170
Depreciation and amortization	725	787	3,028	4,219
Stock-based compensation expense	1,440	1,206	5,147	3,447
Change in fair value of warrant liability	169	671	581	32
Change in fair value of convertible promissory notes	—	(222)	(4,969)	10,877
Foreign currency (gain) loss	(119)	656	(1,318)	1,926
Loss on extinguishment of debt	—	—	—	462
Costs associated with financing events	—	—	129	2,632
Restructuring costs	—	7	—	1,291
Amortization and impairment of deferred FI implementation costs	516	1,191	1,626	1,690
Termination of UK agreement expense	—	—	—	25,904

Adjusted EBITDA	$487	$(202)	$(7,178)	$(17,046)

CARDLYTICS, INC.

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET LOSS

(Amounts in thousands except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
Net loss	$(4,056)	$(7,045)	$(19,641)	$(75,696)
Plus:
Change in fair value of warrant liability	169	671	581	32
Change in fair value of convertible promissory notes	—	(222)	(4,969)	10,877
Foreign currency (gain) loss	(119)	656	(1,318)	1,926
Stock-based compensation expense	1,440	1,206	5,147	3,447
Loss on extinguishment of debt	—	—	—	462
Costs associated with financing events	—	—	129	2,632
Restructuring costs	—	7	—	1,291
Termination of UK agreement expense	—	—	—	25,904

Non-GAAP net loss	$(2,566)	$(4,727)	$(20,071)	$(29,125)

Weighted-average number of shares of common stock used in computing non-GAAP net loss per share:
GAAP weighted-average common shares outstanding, basic and diluted	3,498	2,582	3,230	2,361
Weighted-average preferred shares, assuming conversion	10,643	9,001	10,090	9,205

Non-GAAP weighted-average common shares outstanding, basic and diluted	14,141	11,583	13,320	11,566

Non-GAAP net loss per share attributable to common stockholders, basic and diluted	$(0.18)	$(0.41)	$(1.51)	$(2.52)

Contacts:

Public Relations:

ICR

cardlyticspr@icrinc.com

Investor Relations:

Denise Garcia and William Maina

ICR, Inc.

(646) 277-1236

ir@cardlytics.com